SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               Date of Report
     (Date of earliest event reported)              Commission File Number
               March 9, 2005                              000-27941


                                 IMERGENT, INC.


             (Exact name of Registrant as specified in its charter)



                 Delaware                                87-0591719
     (State or other jurisdiction of                   (IRS Employer
      incorporation or organization)                 Identification No.)


                           754 EAST TECHNOLOGY AVENUE
                                OREM, UTAH 84097
              (Address of principal executive offices and zip code)

                                 (801) 227-0004
                         (Registrant's telephone number)

Item 8.01 Other Events.

On March 9, 2005, iMergent, Inc. issued a press release announcing that the Company and certain of its officers and directors have been made aware of two complaints with respect to purported shareholder class action lawsuits. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





     Date: March 9, 2005                       IMERGENT, INC.

                                               By: /s/ ROBERT LEWIS
                                                   -----------------------------
                                               Name:   Robert Lewis
                                               Title:  Chief Financial Officer